                           SIGNATURES

           The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Reading, Commonwealth of Pennsylvania on this 18th day of August, 1994.

                              GILBERT ASSOCIATES, INC.



                              By:  /s/T. S. Cobb
                                 ------------------------------
                                   T. S. Cobb
                                   President and Chief Executive
                                   Officer


                       POWER OF ATTORNEY


            KNOW   ALL  MEN  BY  THESE  PRESENTS,  that   Gilbert
Associates, Inc. and each of its undersigned officers and directors hereby constitutes and appoints each of Timothy S. Cobb, James R. Itin and Thomas F. Hafer its/his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for it/him and in its/his name, place and stead, in any and all capacities, to sign all or any amendments (including post-effective amendments) of and supplements to this registration statement on Form S-8 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as said Corporation itself and each said officer or director might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act  of
1933,  this  registration  statement  has  been  signed  by   the
following persons in the capacities and on the date indicated.


     Signature and Title                     Date

  /s/A. F. Smith
______________________________               August 18, 1994
 A. F. Smith, Chairman of
  the Board and Director

  /s/T. S. Cobb
______________________________               August 18, 1994
 T. S. Cobb, President and
 Chief Executive Officer
 (Principal Executive Officer)
  and Director

  /s/J. R. Itin
______________________________               August 18, 1994
 J. R. Itin, Vice President
 (Principal Financial and Accounting
 Officer) and Director

  /s/J. W. Boyer, Jr.
_____________________________                August 18, 1994
  J. W. Boyer, Jr., Director

  /s/D. E. Lyons
______________________________               August 18, 1994
  D. E. Lyons, Director

  /s/J. W. Stratton
_____________________________                August 18, 1994
  J. W. Stratton, Director

  /s/J. A. Sutton
______________________________               August 18, 1994
  J. A. Sutton, Director

  /s/D. K. Wilson, Jr.
_____________________________                August 18, 1994
  D. K. Wilson, Jr. Director

      THE PLAN.   Pursuant to the requirements of the Securities
Act of 1933, the Stock Purchase Program for Employees of Gilbert Associates, Inc. and Its Subsidiaries (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Reading, Commonwealth of Pennsylvania, on August 18, 1994.


                    STOCK  PURCHASE  PROGRAM  FOR  EMPLOYEES   OF
                    GILBERT ASSOCIATES, INC. AND ITS SUBSIDIARIES


                         /s/A. F. Smith
                    By:_______________________________________
                       A. F. Smith
                       Member of the Administrative Committee


                         /s/T. S. Cobb
                    By:________________________________________
                       T. S. Cobb
                       Member of the Administrative Committee


                         /s/J. R. Itin
                    By:________________________________________
                      J. R. Itin
                      Member of the Administrative Committee


                         /s/T. F. Hafer
                    By:________________________________________
                       T. F. Hafer
                       Member of the Administrative Committee

                         EXHIBIT INDEX



EXHIBIT NO.
- -----------
4(a)          Stock  Purchase Program for Employees  of
              Gilbert   Associates,   Inc.   and    Its
              Subsidiaries, effective July  1,  1987  -
              Incorporated  by  reference  to   Exhibit
              4(iii),  Registration Statement  on  Form
              S-8 (Registration No. 33-37792).

4(b)          Gilbert  Associates,  Inc.  Stock Purchase
              Program  Trust,  made  as  of January  30,
              1987  -  Incorporated   by  reference   to
              Exhibit  28,  Registration  Statement   on
              Form S-8 (Registration  No. 33-37792).

4(b)(1)       Amendment,  dated   January  1,  1991,  to
              Gilbert  Associates,  Inc.  Stock Purchase
              Program     Trust   -   Incorporated    by
              reference     to     Exhibit      4(b) (1)
              Registration   Statement   on   Form   S-8
              (Registration No. 33-71242).

4(c)          Restated  Certificate of Incorporation  of
              Gilbert   Associates, Inc. -  Incorporated
              by  reference  to Exhibit  3(a)  to Annual
              Report on Form 10-K for the fiscal year ended December 29, 1989.

4(d) By-Laws of Gilbert Associates, Inc., as amended - Incorporated by reference to
              Exhibit  3(b), Registration  Statement  on
              Form S-8 (Registration  No. 2-91939).

23            Consent of Coopers & Lybrand L.L.P.

24            Power  of  Attorney  -  Included   in  the
              signature   page   of  this   Registration
              Statement.


           The Exhibits listed above which have heretofore been filed with the Securities and Exchange Commission and which are designated in prior filings as noted above are hereby incorporated by reference and made a part hereof with the same effect as if filed herewith.